UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 30, 2011

CASPIAN SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33215	87-0617371
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

257 East 200 South, Suite 490, Salt Lake City, Utah
(Address of principal executive offices)

84111
(Zip code)

(801) 746-3700
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with ongoing efforts to finalize and close the Loan Consolidation and Restructuring Agreement, (the “Restructuring Agreement”) dated July 31, 2011, between Caspian Services, Inc., a Nevada corporation (the “Company”) and Mr. Bakhytbek Baiseitov, an individual residing in the Republic of Kazakhstan (“Baiseitov”), on September 30, 2011, the Company issued to Baiseitov two secured promissory notes: i) the Caspian Services, Inc. Secured Non-Negotiable Promissory Note, Issuance Date: September 30, 2011, in the principal amount of $10,800,000 (the “Non-Negotiable Note”), and ii) the Caspian Services, Inc. Secured Convertible Consolidated Promissory Note, Issuance Date: September 30, 2011, in the principal amount of $24,445,770 (the “Consolidated Note”).

Secured Non-Negotiable Promissory Note

Pursuant to the terms of the Non-Negotiable Note, Baiseitov may, at any time, demand and receive payment of this Note by the issuance of common stock of the Company (“Common Stock”).  The price per share for principal and interest shall be $.12 per share, or a total of 90,000,000 shares of restricted Common Stock for the payment of the principal amount outstanding at September 30, 2011.  The Company has the right to pay the principal and interest under the Note by the issuance of Common Stock on the earlier to occur of: (i) the date on which the Company and Baiseitov complete renegotiation of the terms of the financing between the Company and the European Bank for Reconstruction and Development (“EBRD”); or (ii) the date when the Company and Baiseitov terminate restructuring negotiations with EBRD.  If the issuance of Common Stock has not been demanded by Baiseitov or made at the election of the Company within three years after the Issuance Date, the Company shall make payment in full of the principal and interest in cash (the Maturity Date).

The Company will pay interest on the principal amount of the Non-Negotiable Note in Common Stock at the time of payment of the principal.  Interest accrues at a rate per annum equal to 0.26%, or the Applicable Federal Rate on the Issuance date, until the Maturity Date.

The Non-Negotiable Note is secured by a first position priority in common with the Consolidated Note in certain assets of the Company.

The Company has made affirmative and negative covenants in the Non-Negotiable Note customary for a transaction of this nature.  The Non-Negotiable Note also contains events of defaults and rights upon the occurrence and continuation of an event of default customary for a transaction of this nature.

In. satisfaction of the principal amount of the Non-Negotiable Note, the Company will issue to Baiseitov 90,000,000 shares of restricted Common Stock (excluding interest shares) which, based upon the number of shares of Common Stock outstanding as of the date of this Current Report on Form 8-K, would result in Baiseitov owning approximately 63% of the outstanding common stock of the Company, making him the Company’s largest shareholder.

Secured Convertible Consolidated Promissory Note

The basic interest rate under the Consolidated Note is 12% per annum, which shall be paid semi-annually in arrears on each six month anniversary of the Issuance Date.  The Consoldiated Note provides for a default rate of interest of 13% per annum upon the occurrence and during the continuation of an Event of Default (as defined in the Consolidated Note), which shall be payable in cash upon demand.

The unpaid principal amount of the Consolidated Note, and any accrued but unpaid interest thereon, shall be due and payable on September 30, 2014 (the Maturity Date).  The Company may elect to prepay principal in increments of $1,000,000 at the time of any scheduled interest payment, except in the case of full repayment of principal and interest which may be made at any time.

The Consolidated Note and the payment of principal and accrued interest and all other fees and obligations of the Company under the Consolidated Note constitutes a full recourse and an absolute and unconditional obligation of the Company.  The Consolidated Note is superior in rank to all future unsecured Indebtedness (as defined in the Consolidated Note) of the Company and its subsidiaries, except for the EBRD Indebtedness (as defined in the Consolidated Note).  The Consolidated Note is secured by a first position priority in certain assets of the Company.

Baiseitov has the right at any time following a five day written notice to convert all or any portion of the principal amount of the Consolidated Note and any accrued but unpaid interest into Common Stock equal to the amount obtained when the amount to be converted is divided by the conversion price, which is $.10 per share.  The Consolidated Note provides for adjustments to the number of conversion shares upon the occurrence of certain events customary for a transaction of this nature.

The Company has made affirmative and negative covenants in the Consolidated Note customary for a transaction of this nature.  The Consolidated Note also contains events of defaults and rights upon the occurrence and continuation of an event of default customary for a transaction of this nature.

The Company and Baiseitov continue to negotiate security agreements as provided in the Restructuring Agreement and to work to finalize and close the Restructuring Agreement.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking” statements regarding the potential issuance of shares to Baiseitov constituting a change in control of the Company in connection with the satisfaction of the Non-Negotiable Note or pursuant to a conversion under the Consolidated Note, the negotiation of security agreements as provided in the Restructuring Agreement and finalizing and closing of the Restructuring Agreement.  All such forward-looking statements are subject to uncertainty and changes in circumstances, and there is no assurance that such events will be completed. Moreover, forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements.  Factors that could materially affect such forward-looking statements include the failure to reach agreement with on security agreements with Baiseitov or to finalize and close the Restructuring Agreement, certain economic, business and regulatory risks and factors identified in the Company’s periodic reports filed with the Securities and Exchange Commission.  All forward-looking statements are made only as of the date of this Current Report on Form 8-K and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances.  Readers should not place undue reliance on these forward-looking statements.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated by reference herein.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 30, 2011, the Company’s board of directors approved and adopted amendments to the Company’s Bylaws.  Specifically, the board approved and adopted amendments to:

●	Section 3.2 of the Bylaws to provide that the number of directors for the Company’s board of directors shall not be less than one nor more than seven;

●	Section 3.5 of the Bylaws to provide for email notification to directors of special meetings of the board of directors; and

●	Section 3.11 of the Bylaws to remove a provision requiring vacancies resulting from an increase in the number of directors to be filled by election at the annual or special meeting of shareholders.

A copy of the Company’s Bylaws, as amended through September 30, 2011, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 3.1	Bylaws of Caspian Services, Inc. (As Amended through September 30, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caspian Services, Inc.

Date: October 6, 2011	By:	/s/ Alexey Kotov
Alexey Kotov
President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 3.1	Bylaws of Caspian Services, Inc. (As Amended through September 30, 2011)